UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
December 10, 2004 (December 6, 2004)

RANGE RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-9592	34-1312571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 800 Ft. Worth, Texas (Address of principal executive offices)	76102 (Zip Code)

Registrant’s telephone number, including area code: (817) 870-2601

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

     On June 23, 2004, Range Resources Corporation (the “Company”), Great Lakes Energy Partners, L.L.C. (together with the Company, each a “Borrower”) and JPMorgan Chase Bank, N.A., The Frost National Bank, The Bank of Nova Scotia, Union Bank of California, N.A., Wachovia Bank, National Association, Key Bank, Harris Nesbitt Financing, Inc., Southwest Bank of Texas, N.A., Hiberia National Bank, Comerica Bank, Natexis Banques Populaires, Fortis Capital Corp., Fleet National Bank, Compass Bank, Calyon New York Branch and Bank of Scotland, (collectively, the “Lenders”) and JPMorgan Chase, as administrative agent (the “Agent”) entered into the Second Amended and Restated Credit Agreement (the “Senior Credit Facility”). Effective as of December 6, 2004, the Borrowers, Lenders and the Agent entered into the First Amendment to Second Amended and Restated Credit Agreement (the “First Amendment”) pursuant to which the Company was granted permission to incur up to $75 million in aggregate principal amount of additional Senior Subordinated Notes (as defined in the Senior Credit Facility). The borrowing base was increased from $500 million to $575 million. A portion of the funds available pursuant to the increase in the Borrowing Base will be used by the Company to finance, in part, the recently announced acquisition of a company owning long-life coal bed methane and tight gas properties located in the Appalachian Basin (the “Pine Mountain Acquisition”).

     Certain of the Lenders and their affiliates have provided in the past to us and our affiliates and may provide from time to time in the future certain commercial banking, financial advisory, investment banking and other services for us and such affiliates in the ordinary course of their business, for which they have received and may continue to receive customary fees and commissions. In particular, affiliates of JPMorgan Chase Bank, N.A., Calyon New York Branch, Harris Nesbitt Financing, Inc., and Key Bank are underwriters in the underwritten public offering of shares of common stock of the Company under the shelf registration statement on Form S-3 (Registration No. 333-118417) and will receive customary underwriting discounts and commissions in connection with the offering.

     Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit
Number	Description
10.1*	First Amendment to Second Amended and Restated Credit Agreement

     *Filed herewith.

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     Certain information included in this report contains certain statements (other than statements of historical fact) that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used herein, the words “budget,” “budgeted,” “assumes,” “should,” “goal,” “anticipates,” “expects,” “believes,” “seeks,” “plans,” “estimates,” “intends,” “projects” or “targets” and similar expressions that convey the uncertainty of future events or outcomes are intended to identify forward-looking statements. Where any forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, we caution that while we believe these assumptions or bases to be reasonable and to be made in good faith, assumed facts or bases almost always vary from actual results and the difference between assumed facts or bases and the actual results could be material, depending on the circumstances. It is important to note that our actual results could differ materially from those projected by such forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable and such forward-looking statements are based upon the best data available at the date this report is filed with the SEC, we cannot assure you that such expectations will prove correct. Factors that could cause our results to differ materially from the results discussed in such forward-looking statements include, but are not limited to, the following: production variance from expectations, volatility of oil and gas prices, hedging results, the need to develop and replace reserves, the substantial capital expenditures required to fund operations, exploration risks, environmental risks, uncertainties about estimates of reserves, competition, litigation, government regulation, political risks, our ability to implement our business strategy, costs and results of drilling new projects, mechanical and other inherent risks associated with oil and gas production, weather, availability of drilling equipment and changes in interest rates. All such forward-looking statements in this document are expressly qualified in their entirety by the cautionary statements in this paragraph, and the Company undertakes no obligation to publicly update or revise any forward-looking statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION
By:	/s/ ROGER S. MANNY
Roger S. Manny
Chief Financial Officer

Date: December 10, 2004

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EXHIBIT INDEX

Exhibit
Number	Description
10.1*	First Amendment to Second Amended and Restated Credit Agreement

*Filed herewith.

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